UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 27, 2003
                                                  ----------------




                        BNP Residential Properties, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Maryland                                1-9496                   56-1574675
--------                                ------                   ----------
(State of incorporation)       (Commission File Number)        (IRS Employer
                                                            Identification No.)



             301 S. College Street, Suite 3850, Charlotte, NC 28202
             ------------------------------------------------------
               (Address or principal executive offices, Zip Code)


Registrant's telephone number  704/944-0100















                                                      Total number of pages: 8

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1 Press Release, dated October 27, 2003, "BNP Residential Properties announces operating results for the third quarter of 2003"


Item 12.  Disclosure of Results of Operations and Financial Condition

       On October 27, 2003, BNP Residential Properties, Inc. issued a press release announcing the results of operations and financial condition of the company as of and for the quarter ended September 30, 2003. A copy of this press release is included as Exhibit 99.1 to this report.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BNP Residential Properties, Inc.
                               (Registrant)



October 28, 2003               by:   /s/ Pamela B. Bruno
                                  ------------------------------------
                               Pamela B. Bruno
                               Vice President and
                               Chief Accounting Officer